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                                                                      Exhibit 23











                       Consent of Independent Accountants




We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Registration No. 33-61665) of Transmation, Inc., of our report dated May 20, 1996 with respect to the financial statements of Transmation, Inc. contained in the foregoing Annual Report on Form 10-K.




PRICE WATERHOUSE LLP



Rochester, New York
June 20, 1996


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